ACCOUNTS RECEIVABLE, NET - Movement in Allowances for Credit Losses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Receivables [Abstract]
Balance at beginning of year	$ 976	$ 965	$ 960
Provision for credit losses	0	6	0
Write-offs	(970)	0	0
Effect of exchange rate	(6)	5	5
Balance at end of year	$ 0	$ 976	$ 965